SUPPLEMENT DATED MARCH 12, 2018 TO THE PROSPECTUS

OF VANECK VECTORS ETF TRUST

Dated September 1, 2017

(as supplemented)

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors CEF Municipal Income ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective March 12, 2018, George Chao was replaced as a portfolio manager for the Fund by Guo Hua (Jason) Jin. Accordingly, the Prospectus is supplemented as follows:

1.	The information respecting George Chao in the Fund’s “Summary Information – Portfolio Management – Portfolio Managers” section of the Prospectus is hereby deleted and replaced with the following:

Name	Title with Adviser	Date Began Managing the Fund
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

2.	The information in the “Portfolio Managers” section of the Prospectus is hereby deleted and replaced with the following:

The portfolio managers who currently share joint responsibility for the day-to-day management of the VanEck Vectors CEF Municipal Income ETF’s portfolio are Hao-Hung (Peter) Liao and Guo Hua (Jason) Jin. The portfolio manager who is currently responsible for the day-to-day management of VanEck Vectors AMT-Free Intermediate Municipal Index ETF’s, VanEck Vectors AMT-Free Long Municipal Index ETF’s, VanEck Vectors AMT-Free Short Municipal Index ETF’s, VanEck Vectors High-Yield Municipal Index ETF’s, VanEck Vectors Pre-Refunded Municipal Index ETF’s and VanEck Vectors Short High-Yield Municipal Index ETF’s portfolios is James T. Colby III.

Mr. Liao has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts in Economics and Mathematics.

Mr. Jin has been employed by the Adviser as an analyst since January 2007 and has been a portfolio manager since 2018. Mr. Jin graduated from the State University of New York at Buffalo in 2004 with a Bachelor of Science degree in Business Administration with a concentration in Financial Analysis.

Mr. Colby has been employed by the Adviser as a portfolio manager since September 2007. Mr. Colby graduated from Brown University in 1972 with a Bachelor of Arts in Economics and International Relations; and from Hofstra University in 1979 with a Masters of Business Administration in Finance.

Each of Messrs. Colby, Jin and Liao serve as a portfolio manager of other funds of the Trust. Messrs. Colby, Jin and Liao also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

Please retain this supplement for future reference.